EXHIBIT 99.1

                 CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Quarterly Report on Form 10-Q of Concurrent Computer Corporation (the "Corporation") for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the President and Chief Executive Officer of the Corporation certifies that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.



  /s/ Jack A. Bryant
-----------------------------------------
Jack A. Bryant
President and Chief Executive Officer
May 15, 2003


A signed original of this written statement required by Section 906 has been provided to Concurrent Computer Corporation and will be retained by Concurrent Computer Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


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